EXHIBIT 10.36.1
AMENDMENT
          AMENDMENT (this “Amendment”), dated as of November 30, 2010, to the Credit Agreement, dated as of July 14, 2006 (as amended, restated, supplemented or otherwise modified, this “Agreement”), among GENZYME CORPORATION, a Massachusetts corporation (the “Parent Borrower”), the SUBSIDIARY BORROWERS (the “Subsidiary Borrowers”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), the Syndication Agent, Co-Documentation Agents and Co-Agents named therein, and JPMORGAN CHASE BANK, N.A., as administrative agent. The parties hereto agree as follows:
WITNESSETH:
          WHEREAS, the Borrower has requested that certain provisions of the Agreement be amended as set forth herein; and
          WHEREAS, the Administrative Agent, the Issuing Bank and the Required Lenders are willing to consent to such amendments on the terms set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
          I. Defined Terms. Terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.
          II. Amendment to Section 1.1 (Defined Terms). Subsection 1.1 of the Agreement is hereby amended by adding the following new definition to appear in alphabetical order:
“Consolidated Total Assets”: the consolidated total asset value of the Parent Borrower and its Subsidiaries as reported in the Parent Borrower’s most recent annual report on Form 10-K filed with the SEC under the Securities Exchange Act of 1934.
          III. Amendment to Section 7.5 (Disposition of Property). Section 7.5(h) of the Agreement is hereby amended by deleting “fair market value not to exceed 15% of Consolidated Net Worth in the aggregate” therefrom and inserting in lieu thereof “net book value not to exceed 10% of Consolidated Total Assets in any fiscal year”.
          IV. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (“Effective Date”):
(a)	The Administrative Agent shall have received a duly executed counterpart to this Amendment from the Borrower, the Administrative Agent, the Issuing Bank and the Required Lenders under the Agreement.

(b)	The Administrative Agent shall have received payment of all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          V. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Section IV of the Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
          VI. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Agreement and each of the other Credit Documents are and shall remain in full force and effect.
          VII. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          VIII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GENZYME CORPORATION
By:	/s/ Michael S. Wyzga
	Name:	Michael S. Wyzga
	Title:	Executive Vice President Finance, Chief Financial Officer

GENZYME GLOBAL S.A.R.L.
By:	/s/ Christopher Jenner
	Name:	Christopher Jenner
	Title:	Class B Manager

By:	/s/ Nathalie Joannes
	Name:	Nathalie Joannes
	Title:	Class A Manager

By:	/s/ Michael S. Wyzga
	Name:	Michael S. Wyzga
	Title:	Class A Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Peter M. Killea
	Name:	Peter M. Killea
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:	/s/ Zubin R. Shroff
	Name:	Zubin R. Shroff
	Title:	Vice President

The Bank of New York Mellon
By:	/s/ Clifford A. Mull
	Name:	Clifford A. Mull
	Title:	First Vice President

The Governor & Company of the Bank of Ireland
By:	/s/ Anne Donovan
	Name:	Anne Donovan
	Title:	Authorised Signatory

By:	/s/ John Goggin
	Name:	John Goggin
	Title:	Authorized Signatory

Intesa Sanpaolo S.p.A.-New York Branch
By:	/s/ Luca Sacchi
	Name:	Luca Sacchi
	Title:	VP

By:	/s/ Francesco DiMario
	Name:	Francesco DiMario
	Title:	FVP, Credit Manager

KBC Bank N.V.
By:	/s/ Tim Lee
	Name:	Tim Lee
	Title:	Director

By:	/s/ S. Kurtz Barkley
	Name:	S. Kurtz Barkley
	Title:	Managing Director

RBS Citizens, NA
By:	/s/ Cindy Chen
	Name:	Cindy Chen
	Title:	Senior Vice President

The Royal Bank of Scotland N.V. (formerly known as ABN AMRO Bank N.V.)
By:	/s/ Michele Costello
	Name:	Michelle Costello
	Title:	Director

Sovereign Bank
By:	/s/ Pierre A. Desbiens
	Name:	Pierre A. Desbiens
	Title:	AVP

WELLS FARGO BANK, N.A.
By:	/s/ Scott Santa Cruz
	Name:	Scott Santa Cruz
	Title:	Director